UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

                      Pursuant to Section 13 OR 15(d)
                  of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  May 21, 2018

                             FRP HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

	        FLORIDA		 001-36769	    47-2449198
	    ----------------	-----------	-------------------
	    (State or other	(Commission	(I.R.S. Employer
	    jurisdiction	File Number)	Identification No.)
	    of incorporation

200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					  32202
---------------------------------------------		----------
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (904) 858-9100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s. 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s. 240.12b-2 of this chapter).
                                                Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

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                         CURRENT REPORT ON FORM 8-K

                             FRP HOLDINGS, INC.

                                May 21, 2018


ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

      On May 21, 2018, FRP Holdings, Inc. (the "Company") and certain of its subsidiaries completed its previously announced disposition of 40 industrial warehouse properties and 3 additional land parcels to BRE Foxtrot Parent, LLC, an affiliate of Blackstone Real Estate, pursuant to Agreement of Purchase and Sale of Assets dated as of March 22, 2018 (the "Sale Agreement"). One warehouse property valued at $11.7 million was excluded from the sale due to the tenant exercising its right of first refusal to purchase the property. As a result, the purchase price was reduced to $347.2 million. The sale of the excluded warehouse property to the tenant is expected to close in the next 60 days.

      The foregoing description of the Sale Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sale Agreement. A copy of the Sale Agreement is offered as Item 1.01 to the Company's Current Report on Form 8-K filed on March 22, 2018, which is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.

(b) Pro Forma Financial Information.

      The financial information required by Item 9.01(b) of this Current Report on Form 8-K has not been included with this filing and will be filed by amendment to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date that this Current Report on Form 8-K must be filed.

(d) Exhibits

Exhibit 2.1 Agreement for Purchase and Sale by and among FRP Holdings, Inc., certain of its subsidiaries, and BRE Foxtrot Parent, LLC, dated as of March 22, 2018 (incorporated by reference to Exhibit 1.01 to the Company's Current Report on Form 8-K (File No. 001-36769) filed with the Securities and Exchange Commission on March 22,
               2018).

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                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				FRP HOLDINGS, INC.


Date:  May 24, 2018         By:  /s/ John D. Milton, Jr.
      				-------------------------------------------
				John D. Milton, Jr.
				Chief Financial Officer


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